THOMAS MARTIN (612) 340-8706 FAX (612) 340-7800 martin.tom@dorsey.com

December 3, 2014

Division of Corporation Finance
Securities and Exchange Commission
100 F Street NE
Washington, DC 20549
Attention: Kathryn McHale

Re:	Heartland Financial USA, Inc.
Registration Statement on Form S-4
File No. 333-183357

Dear Ms. McHale:

Accompanying this letter and filed electronically by EDGAR please find Amendment No. 1 to the above Registration Statement on Form S-4 (the “Amendment”). This Amendment is being filed to respond to the comments of the Securities and Exchange Commission conveyed to the undersigned by your letter dated November 20, 2014. Recreated below is the substance of the three comments communicated, and the response of Heartland Financial USA, Inc. (“Heartland”) to each comment.

1. Please provide page numbers in your amended registration statement

In response to your comment, the pages in Amendment No. 1 have been properly paginated.

2. We note the merger consideration is dependent on a number of independent variables (merger costs, executive salaries, etc.) that will remain unknown until right before the merger closes and for which you have not provided a range of expected values. Please revise or provide your analysis as to how the use of this pricing structure, particularly as presented throughout the document, meets the requirements of paragraph 16 to Schedule A of the Securities Act of 1933.

Please note that paragraph 16 of Schedule A requires the issuer to describe the price at which the security (common stock of Heartland) shall be offered to the public, or the method by which such price is computed. Please also note that the registration statement makes clear in the Chairman’s letter (the cover), in the third question of the Question and Answer portion of the summary (page 3), in the third section of the Summary (“What You will Receive in the Merger”, page 6 to 7), in the Comparative Per Share Data portion of the Summary (page 10), in the third risk factor (page 12), and in the section of the proxy/prospectus entitled “The Merger Agreement-The Merger-Number of Shares of

Securities and Exchange Commission
December 3, 2014

Heartland Stock Issuable Per Share of Community Banc-Corp Common Stock and Preferred Stock”(pages 34-35), that the price will be equal to the average closing price of Heartland common stock during the twenty trading days ending five days before the effective date of the merger. We believe that this is consistent with Paragraph 16 of Schedule A.

We believe your comment is directed to the value of the consideration being delivered (or “paid”) for the shares of Heartland common stock. As you properly suggest, there are several variables that will impact the value per share assigned by the merger agreement to shares of Community Banc-Corp common stock and preferred stock. The principal variables are (1) the tangible book value of Community Banc-Corp as of the last day of the month preceding the merger, (2) unaccrued transaction expenses, and (3) unaccrued severance expenses.

In response to your comment, we have indicated the range of expenses that will impact the value per share assigned to shares of common stock and preferred stock of Community Banc-Corp, have indicated on the cover the minimum merger consideration per share that a holder of such shares will receive, have provided a detailed range of values based upon these variables under the caption “The Merger Agreement-The Merger-Number of Shares of Heartland Stock Issuable Per Share of Community Banc-Corp Common Stock and Preferred Stock” on pages 34-35, and have cross referenced this range of values from the cover, the question and answer section and the summary.

The Merger

3. In order for investors to be able to understand the value of the merger consideration and to make an informed voting decision, please include a single chart in the section regarding merger consideration which encompasses all variables of consideration and provide a cross reference in the Q&A. Please disclose a reasonable range of shares issuable and cash payable as a result of these variables, and clearly set forth all underlying assumptions.

In response to your comment, the disclosure under the caption “The Merger Agreement-The Merger-Number of Shares of Heartland Stock Issuable Per Share of Community Banc-Corp Common Stock or Preferred Stock” (page 33) has been substantially revised to include a table showing how the variables-earnings for the period from September 30, 2014 through closing, transaction costs and severance cost-impact merger consideration per share, and how the merger consideration per share would be impacted by the Heartland share price. Because of the number of variables, this information cannot be presented in a single table, but has been presented in two tables that we believe will lead to better understanding. The tables are footnoted to provide all assumptions.

Securities and Exchange Commission
December 3, 2014

We believe that the examples of the minimum merger consideration that has been added in response to your comment to the cover, the Q&A and the summary provides the most pessimistic assessment of what a shareholder of Community Banc-Corp will receive, and that the more detailed disclosure on pages 34 and 35 provides a more complete understanding of the impact of these variables, which is positive relative to the disclosure on the cover, on what a shareholder will receive as closing of the transaction approaches.

The target hopes to hold the meeting of its shareholders on December 29, 2014 and we would hope to file a request for acceleration of the effective date of the registration statement promptly after being advised that we have adequately addressed your comments. Accordingly, we would greatly appreciate your advising the undersigned (by e-mail to martin.tom@dorsey.com) or by telephone (612-340-8706) whether the above adequately responds to your comments at your earliest convenience.

Very truly yours,
/s/	Thomas Martin
Thomas Martin

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